                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 25, 2002


                          GENESIS HEALTH VENTURES, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                          0-33217                          06-1132947
         ------------                          -------                          ----------
(State or other jurisdiction of        (Commission File Number)               (IRS Employer
        incorporation)                                                      Identification No.)





             101 East State Street,
          Kennett Square, Pennsylvania                            19348
    ----------------------------------------                    ----------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code              (610) 444-6350


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

         On November 25, 2002, Genesis Health Ventures, Inc. announced financial results for its fiscal year ended September 30, 2002.

            Selected Financial Data of Genesis Health Ventures, Inc.
                  (Amounts in thousands, except per share data)




(unaudited)                                                                      Twelve Months Ended
                                                                                     September 30,
                                                                                         2002
                                                                                 -------------------

 Statement of Operations Data:
     Net revenues........................................................                 $ 2,623,679
     Income from continuing operations...................................                      73,794
     Net income attributable to common shareholders......................                      70,167
 Per common share data (diluted):
     Income from continuing operations ..................................                        1.76
     Net income attributable to common shareholders......................                 $      1.68
     Weighted average shares of common stock and equivalents--
        diluted..........................................................                      43,351
 Other Financial Data:
     Capital expenditures................................................                 $    48,969



(unaudited)
                                                                                     September 30,
                                                                                         2002
                                                                                 -------------------

Balance Sheet Data:
     Working capital.....................................................                 $   470,310
     Total assets........................................................                   1,983,977
     Long-term debt......................................................                     675,770
     Redeemable preferred stock..........................................                      44,765
     Shareholders' equity ...............................................                 $   911,601



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENESIS HEALTH VENTURES, INC.



Date:  December 3, 2002                  By:  /s/ George V. Hager, Jr.
                                              ----------------------------------
                                                  George V. Hager, Jr.
                                                  Executive Vice President and
                                                  Chief Financial Officer